UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2009

XOMA LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(510) 204-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

XOMA Ltd.’s (the “Company”) consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 (the “2008 Financial Statements”), filed in March of 2009, were prepared assuming that the Company would continue as a going concern, which was contingent upon, among other things, the Company’s ability to repay or restructure the terms of its term loan facility with Goldman Sachs Specialty Lending Holdings, Inc. (“Goldman Sachs”).  The Company was not in compliance with the requirements of the relevant provisions of this loan facility in 2009 prior to repayment of the loan, due to the cessation of royalties from sales of RAPTIVA® related to its market withdrawal in the first half of 2009.  In September of 2009, as previously disclosed in the Company's Form 8-K filed on September 25, 2009, the Company fully repaid the Goldman Sachs term loan.  In its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed with the U.S. Securities and Exchange Commission in November of 2009, the Company estimated that, based on cash and cash equivalents on hand at September 30, 2009 and anticipated spending levels, revenues, collaborator funding, government funding and other sources of funding the Company believes to be available, it has sufficient cash resources to meet its anticipated net cash needs into 2011.  If adequate funds are not available in the first quarter of 2010, the Company has developed contingency plans that may require it to further delay, reduce the scope of, or eliminate one or more of its development programs or further reduce personnel-related costs and other discretionary expenditures that are within the Company’s control.  As a result of the repayment of the Goldman Sachs debt and the funds raised in various equity financings, the Company requested its independent registered  public accounting firm to update its report on the 2008 Financial Statements.

In December of 2009, the Company's independent registered public accounting firm updated its report relating to the Company's 2008 Financial Statements to remove the explanatory paragraph with respect to the company's ability to continue as a going concern and to insert an emphasis paragraph that the conditions that raised substantial doubt about whether the company will continue as a going concern no longer exist.

This Current Report on Form 8-K is being filed to reflect these events in Notes 1 and 10 of the 2008 Financial Statements and to file the updated Report of Independent Registered Public Accounting Firm relating thereto.  The remainder of the 2008 Financial Statements remain unchanged from when they were first issued in March of 2009, consistent with applicable accounting rules. A copy of the revised 2008 Financial Statements, including the updated Report of Independent Registered Public Accounting Firm, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of XOMA Ltd. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2009	XOMA LTD.

By: /s/ Christopher J. Margolin
Christopher J. Margolin
Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Number                      Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of XOMA Ltd. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008